Exhibit 32.1
SECTION 1350 CERTIFICATION
     In connection with the Quarterly Report of Huntington Bancshares Incorporated (the “Company”) on Form 10-Q for the three month period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas E. Hoaglin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas E. Hoaglin

Thomas E. Hoaglin
Chief Executive Officer
August 9, 2005

88